Salient Funds

Supplement Dated December 13, 2013 (“Supplement”)

to the Salient Risk Parity Fund, Salient MLP & Energy Infrastructure Fund II, Salient Alternative Beta Fund, Salient Trend Fund and Salient Global Equity Fund (the “Funds”) Statement of Additional Information Dated April 30, 2013, as supplemented and revised on September 10, 2013 (the “SAI”)

This Supplement updates certain information contained in the above-dated SAI. You may obtain copies of a Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling 1-866-667-9228, or by writing to Salient MF Trust, PO. Box 182607, Columbus, Ohio 43218-2607. Please review this important information carefully.

The information under the subsection entitled “Taxation of the Funds’ Investments” in the section entitled “Additional Information Concerning Taxes” is supplemented by replacing the fifth full paragraph on page 71 of the SAI in its entirety with the following paragraph. The section otherwise remains unchanged.

Income received by the Funds with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE